UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (date of earliest event reported):  May 13, 2009

OPTICON SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-1380277	20-25831853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

449 Central Ave., Suite 101, St. Petersburg, FL	33701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (817) 305-7118

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

ITEM 8.01   Other Events

On May 05, 2009, OptiCon announced that it continues its inroad into the exploding African Telecommunications Marketplace. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

On May 07, 2009, OptiCon announced that it continues establishing its marketing team in the South Africa Marketplace. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

On May 08, 2009, OptiCon announced that it continues its expansion into the South African Telecommunications Market. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

On May 11, 2009, OptiCon announced that the Company and Mfumo help South African Government build and manage nation wide fiber optics. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

On May 12, 2009, OptiCon announced that it will explore spin-Off of PowerCon Energy Systems. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

    The information in this Form 8-K and in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01   Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Releases of OptiCon dated May 05, 2009, May 07, 2009, May 08, 2009, May 11, 2009, and May 12, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OptiCon Systems, Inc.
Date: May 13, 2009
By:
/s/ Sam Talari
Sam Talari, Chairman & Acting Chief Executive Officer